UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12
GLOBAL BRASS AND COPPER HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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     GBC Overview - May 2019

 Additional Information and Where to Find ItThis communication may be deemed to be solicitation material in respect of the proposed acquisition of the Company by Wieland.  In connection with the proposed transaction, the Company intends to file with the Securities and Exchange Commission (SEC) and furnish to its stockholders a proxy statement and other relevant documents which will be mailed or otherwise disseminated to its stockholders when it becomes available.  BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Investors may obtain a free copy of the proxy statement (when it becomes available) and other relevant documents filed by the Company with the SEC at the SEC’s Web site at http://www.sec.gov.  The proxy statement and such other documents once filed by the Company with the SEC may also be obtained for free from the Investor Relations section of the Company’s web site (https://ir.gbcholdings.com/) or by directing a request to: Global Brass and Copper Holdings, Inc., 475 N. Martingale Road, Suite 1200, Schaumburg, IL 60173, Attention: Investor Relations.     Participants in SolicitationThe Company and its officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information about the Company’s executive officers and directors is set forth in its Annual Report on Form 10-K, which was filed with the SEC on February 28, 2019, and the proxy statements for its 2019 annual meeting of stockholders, which was filed with the SEC on March 29, 2019. Investors may obtain more detailed information regarding the direct and indirect interests of the Company and its executive officers and directors in the acquisition by reading the preliminary and definitive proxy statement regarding the proposed transaction when it is filed with the SEC.  When available, you may obtain free copies of these documents as described in the preceding paragraph.  Forward-Looking StatementsCertain statements contained in this document constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same.  When used in this document, the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions are intended to identify forward-looking statements. Statements regarding whether and when the proposed transaction will be consummated and the anticipated benefits thereof, among others, may be forward-looking. This document contains forward-looking statements that involve risks and uncertainties concerning Wieland’s proposed acquisition of the Company, the Company’s expected financial performance, as well as the Company’s strategic and operational plans. Actual events or results may differ materially from those described in this document due to a number of risks and uncertainties. The potential risks and uncertainties include, among others, the possibility that the Company may be unable to obtain required stockholder approval or that other conditions to closing the proposed transaction may not be satisfied, such that the proposed transaction will not close or that the closing may be delayed; general economic conditions; the proposed transaction may involve unexpected costs, liabilities or delays; risks that the transaction disrupts current plans and operations of the Company; the outcome of any legal proceedings related to the transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement. For more details on these and other potential risks and uncertainties, please refer to the proxy statement when filed and the documents that the Company files with the SEC on Forms 10-K, 10-Q and 8-K. All forward-looking statements speak only as of the date of this document or, in the case of any document incorporated by reference, the date of that document. The Company is under no duty to update any of the forward-looking statements after the date of this document to conform to actual results, except as required by applicable law.  May 2019  2

Global Brass and Copper

GLOBAL Brass and Copper, Inc.

Leading value-added converter, fabricator and distributor of specialized non-ferrous products
NYSE: BRSS

~1,900 employees worldwide servicing nearly 4,200 customers in 28 countries

Culture centered on safety, accountability, teamwork, product quality, outstanding service and continuous improvement

Produces finished products from primarily recycled and processed scrap;
leader in high performance alloys and lead-free metals with Eco Brass

Balanced Business Mix



A.J. Oster
16%
Olin Brass
39%
Chase Brass
45%

2018 Adjusted EBITDA - $122mm



May 2019 3

 Focus on specialized products in key industries        Copper Wire    GBC Products    Metal Converters      Sheet, Strip, Plate (SSP)    Tube      Alloy Rod    Electro Deposited Foil  2018 Pounds Shipped – 565mm lbs.    Key Industrial End Uses

 Primarily domestic presence      Puerto Rico    18 manufacturing and distribution sites (3 outside U.S.)

Excellent service, geographic reach and portfolio breadth

GLOBAL Brass and Copper, Inc.

Three operating segments: 12,000 sku's, 50+ alloys

	Olin Brass	CHASE BRASS AND COPPER COMPANY, LLC	AJO AJ OSTER
Role	Leading manufacturer, fabricator, and convertor of specialized copper and brass sheet, strip, foil, tube, & fabricated products	Leading manufacturer and supplier of brass rod, including environmentally friendly alloys	Technical leader, processor and distributor of copper, brass, and aluminum sheet, strip & coated products
Performance	Shipments: 256 mm lbs.	Shipments: 212 mm lbs.	Shipments: 135 mm lbs.
	38% of sales	35% of sales	27% of sales
Products	 Copper & brass sheet  Copper foil  Fabricated products	 Brass rods  ECO ingots  Engineered products	 Copper  Copper/brass rolled sheet  Aluminum
Key Industries	Building & Housing Automotive Electronics Munitions Coinage	Building & Housing Industrial Machinery Transportation Electronics	Building & Housing Automotive Electronics

* 2018 conversion pounds before intercompany eliminations 8% of 2018 net sales

May 2019

6

Olin Brass

GLOBAL Brass and Copper, Inc.

- Founded in 1916 in East Alton, IL
- HQ: Louisville, KY
- ~1,090 employees
- President: Dale Taylor
- Ships ~ 256mm lbs. (116k tons) of specialized copper and brass sheet, strip, foil, tube and fabricated products

Olin Fabricated Products

SOMERS Thin Strip / Brass Group

BRYAN METALS

CUVERRO BACTERICIDAL COPPER SURFACES

Fineweld Tube



United States of America
Mexico

Asia Operations:
OLM in China
GMAP in Singapore



AEBITDA/ lb.
$0.19
$0.19
$0.21
$0.22
$0.22
2015
2016
2017
2018
2019 Q1
OTP
89%
87%
92%
93%
94%
2015
2016
2017
2018
2019 Q1

Industry Leading



- Unique product alloy sets
- Quality and service capabilities
- Establishing commercial business rules and extracting proper value
- Technical depth and assistance

May 2019

7

CHASE BRASS AND COPPER COMPANY, LLC
GLOBAL Brass and Copper, Inc.

- 1837 origins; Montpelier facility opened 1965
- HQ: Montpelier, OH
- ~340 employees
- President: Devin Denner
- Ships ~212mm lbs. (96k tons) of brass rod and engineered products

WATER ARMOR


United States of America
Mexico

AEBITDA/ lb.


$0.32
$0.31
$0.34
$0.31
$0.31
2015
2016
2017
2018
2019 Q1

OTP


99%
99%
99%
95%
96%
2015
2016
2017
2018
2019 Q1

Industry Leading



- Quality and service capabilities
- Customer responsiveness
- Technical depth and assistance
- Closed loop scrap

May 2019
8

- Started in 1922 in Rhode Island
- HQ: Warwick, RI
- ~430 employees
- President: Greg Keown
- Ships ~ 135mm lbs. (61k tons) of non-ferrous metal products

Alumet Supply



United States of America
Mexico

AEBITDA/ lb.



$0.22
$0.24
$0.18
$0.17
$0.18
2015
2016
2017
2018
2019 Q1

OTP



95%
94%
72%
78%
90%
2015
2016
2017
2018
2019 Q1

Industry Leading



- Service and quality capabilities
- Red metals product and geographic breadth
- Red metals technical and commercial expertise
- Aluminum painted sheet

May 2019

9

 Strategic imperatives              Win with the Power of Our People    processes systematizedpeople empowered and emboldenedaccountability welcomedpay for performanceagile and dynamicever-improving    Strategic competencies                                 Drive Commercial Exceptionalism  Deliver the Best Supply Chain  Achieve Manufacturing Excellence  Embrace Technology

We employ

Asset management philosophy




- Understanding where our capital is invested and where we make an adequate return
- Actively managing working capital
- Managing a balanced book to avoid commodity price risk
- Being commercially led – financially focused – data driven
  - It's about profitability, not volume or market share
  - Maximizing the profitability of assets rather than the throughput of plants
  - Understanding the relative profitability of all your products and knowing your customers' next best alternative





May 2019 11

How we do what we do   by choice not by chance  safety  grounded by commitment, integrity, respect and accountability  teamwork   externally  LOOK   continually  LEARN  rapidly  EVOLVE  RISK  appropriately  agility  everyone,always  improvement  commercially led   financially focused  data driven  being commercially led – financially focused – data driven